Exhibit 10.24

EXECUTION VERSION

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (the “Amendment No. 2”), made and entered into this 1st day of March, 2019 (the “Effective Date”) by and between Pharmaceutical Product Development, LLC, a Delaware limited liability company and successor to Pharmaceutical Product Development, Inc. (the “Company”), and William J. Sharbaugh (the “Executive”).

WHEREAS, the Company and Executive are parties to that certain Employment Agreement dated as of April 10, 2012 as amended by that certain Amendment No. 1 to the Employment Agreement dated as of February 10, 2016 (the “Employment Agreement”); and

WHEREAS, the parties desire to further amend the Employment Agreement as set forth herein.

NOW, THEREFORE, that for and in consideration of the foregoing recitals, the mutual promises, covenants and conditions contained herein, and other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    Capitalized Terms. Capitalized terms used in this Amendment No. 2 and not defined herein shall have the meaning given to them in the Employment Agreement.

2.    Amendment. The third sentence of Section 2(b) of the Employment Agreement be and hereby is deleted in its entirety and replaced in full by the following sentence:

“The Annual Bonus shall be based on the achievement of applicable Company and individual performance metrics set forth in or established under the Company’s Senior Executive Incentive Compensation Plan, as it may be amended from time to time.”

3.     Entire Agreement. This Amendment No. 2 constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements or understandings, whether written or oral, relating to the same.

4.     Binding Effect. The Employment Agreement, as herein amended, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first above written.

PHARMACEUTICAL PRODUCT DEVELOPMENT, LLC

By:	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	General Counsel

WILLIAM J. SHARBAUGH /s/ William J. Sharbaugh

Consented and agreed to by Parent:

EAGLE HOLDING COMPANY I

By:	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	General Counsel

[Signature Page to Employment Agreement Amendment]